UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2008

RODMAN & RENSHAW CAPITAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33737	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1251 Avenue of the Americas, New York, New York		10020
(Address Of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code (212) 356-0500

1270 Avenue of the Americas, New York, New York 10020
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

     This Form 8-K/A amends the Current Report on Form 8-K of Rodman & Renshaw Capital Group, Inc. (“Rodman”) filed on June 5, 2008 (the “Report”) in connection with the consummation of the acquisition by Rodman of all the operating assets of COSCO Capital Management LLC, COSCO Capital Texas LP and Private Energy Securities, Inc. (collectively, “COSCO”), related companies that provide investment banking services to the oil and gas sectors, principally in the United States and Canada (the “Acquisition”). The purpose of this amendment is to provide the financial statements of the businesses acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were excluded from the original filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

     Incorporated herein by reference to Item 2.01 of the Report.

Item 3.02.    Unregistered Sales of Equity Securities.

     Incorporated herein by reference to Item 3.02 of the Report.

Item 9.01.    Financial Statements and Exhibits.

    (a)            Financial Statements of Business Acquired.

Filed herewith are the financial statements of COSCO for the requisite periods.

     (b)          Pro-forma Financial Information.

                Filed herewith are the pro forma combined financial statements of Rodman and COSCO for the requisite periods.

(d) Exhibits

Exhibit
No.	Description

10.1	Asset Purchase Agreement dated May 9, 2008.(1)

(1) Filed as an exhibit to this Report on June 5, 2008 and incorporated herein by reference.

* * * * *

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodman & Renshaw Capital Group, Inc.

Dated: August 12, 2008	By:	/s/ David Horin
David Horin
Chief Financial Officer

3

INDEX TO FINANCIAL STATEMENTS

HISTORICAL FINANCIAL STATEMENTS OF
COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

AUDITED COMBINED FINANCIAL STATEMENTS
Independent Auditors Report	A-1
Balance Sheets as of December 31, 2007 and 2006	A-2
Statements of Income for the Years Ended December 31, 2007 and 2006	A-4
Statements of Members’/Stockholders’ Equity for the Years Ended
December 31, 2007 and 2006	A-5
Statements of Cash Flows for the Years Ended December 31, 2007 and 2006	A-6
NOTES TO COMBINED FINANCIAL STATEMENTS	A-8
UNAUDITED INTERIM CONDENSED COMBINED FINANCIAL STATEMENTS
Balance Sheets as of March 31, 2008 and December 31, 2007	UA-1
Statements of Income for the Three Months Ended March 31, 2008 and 2007	UA-3
Statements of Cash Flows for the Three Months Ended March 31, 2008 and 2007	UA-4
NOTES TO THE UNAUDITED INTERIM CONDENSED COMBINED
FINANCIAL STATEMENTS	UA-6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF
RODMAN & RENSHAW CAPITAL GROUP, INC. AND SUBSIDIARIES AND COSCO
CAPITAL MANAGEMENT LLC AND AFFILIATES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS:
Introduction to Pro Forma Condensed Combined Financial Statements	PF-1
Pro Forma Condensed Combined Balance Sheet at March 31, 2008	PF-2
Pro Forma Condensed Combined Statement of Income for the
Three Months Ended March 31, 2008	PF-3
Pro Forma Condensed Combined Statement of Income
at December 31, 2007	PF-4
Notes to Pro Forma Condensed Combined Financial Statements	PF-5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Stockholders of
COSCO Capital Management LLC and Affiliates

We have audited the accompanying combined balance sheets of COSCO Capital Management LLC and Affiliates (the “Company”) as of December 31, 2007 and 2006, and the related combined statements of income, members’/stockholders’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of COSCO Capital Management LLC and Affiliates as of December 31, 2007 and 2006, and the combined results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

New York, New York May 30, 2008

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

COMBINED BALANCE SHEETS

December 31, 2007 and 2006

ASSETS
	2007	2006
CURRENT ASSETS
Cash	$150,729	$157,746
Accounts receivable, net of allowance for doubtful
accounts of $138,643 and $120,000 at
December 31, 2007 and 2006, respectively	377,418	260,447
Other current asset	25,000	--
Total Current Assets	553,147	418,193
PROPERTY AND EQUIPMENT, Net	85,097	85,605
OTHER ASSETS	107,538	8,582
TOTAL ASSETS	$745,782	$512,380

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

COMBINED BALANCE SHEETS

December 31, 2007 and 2006

LIABILITIES AND MEMBERS'/STOCKHOLDERS' EQUITY

	2007	2006

CURRENT LIABILITIES
Accounts payable	$47,117	$27,293
Accrued expenses and other current liabilities	249,669	269,286

Total Current Liabilities	296,786	296,579

LONG-TERM LIABILITIES
Deferred rent payable, net of current portion	7,564	11,194
Other long-term liability, net of current portion	100,000	--

Total Long-Term Liabilities	107,564	11,194

TOTAL LIABILITIES	404,350	307,773

COMMITMENTS AND CONTINGENCIES

MEMBERS'/STOCKHOLDERS' EQUITY
Common stock, $0.01 par value; 20,000 shares authorized;
10,000 shares issued and outstanding	100	100
Additional paid-in capital	9,900	9,900
Accumulated other comprehensive loss	(38,400)	(8,117)
Members' equity/retained earnings	369,832	202,724

TOTAL MEMBERS'/STOCKHOLDERS' EQUITY	341,432	204,607

TOTAL LIABILITIES AND MEMBERS'/
STOCKHOLDERS' EQUITY	$745,782	$512,380

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

COMBINED STATEMENTS OF INCOME

For the Years Ended December 31, 2007 and 2006

	2007	2006
REVENUES	$5,831,404	$6,494,205
OPERATING EXPENSES
Selling, general and administrative	2,331,700	2,619,585
Depreciation and amortization	29,665	21,484

TOTAL OPERATING EXPENSES	2,361,365	2,641,069
INCOME BEFORE INCOME TAXES	3,470,039	3,853,136
INCOME TAXES - State and Local	61,128	14,416
NET INCOME	$3,408,911	$3,838,720

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

COMBINED STATEMENTS OF MEMBERS'/STOCKHOLDERS' EQUITY

For the Years Ended December 31, 2007 and 2006

				Accumulated	Members'	Total Members'/
			Additional	Other	Equity/	Stockholders'
	Common Stock		Paid-In	Comprehensive	Retained	(Deficiency)
	Shares	Amount	Capital	Income (Loss)	Earnings	Equity
BALANCE, January 1, 2006	10,000	$100	$9,900	$1,270	$(160,674)	$(149,404)
Net income	--	--	--	--	3,838,720	3,838,720
Distributions	--	--	--	--	(3,475,322)	(3,475,322)
Unrealized loss on foreign currency translation	--	--	--	(9,387)	--	(9,387)
BALANCE, December 31, 2006	10,000	100	9,900	(8,117)	202,724	204,607
Net income	--	--	--	--	3,408,911	3,408,911
Distributions	--	--	--	--	(3,241,803)	(3,241,803)
Unrealized loss on foreign currency translation	--	--	--	(30,283)	--	(30,283)
BALANCE, December 31, 2007	10,000	$100	$9,900	$(38,400)	$369,832	$341,432

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

COMBINED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2007 and 2006

	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,408,911	$3,838,720
Adjustments to reconcile net income to net cash used in
operating activities:
Depreciation and amortization	29,665	21,484
Bad debt	18,643	120,000
Deferred rent	(3,630)	--
Changes in operating assets and liabilities:
Accounts receivable	(135,614)	(310,524)
Accounts payable	19,824	(34,379)
Accrued expenses and other current liabilities	(44,617)	(95,923)

TOTAL ADJUSTMENTS	(115,729)	(299,342)

NET CASH PROVIDED BY OPERATING
ACTIVITIES	3,293,182	3,539,378

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(29,157)	(34,391)
Other assets	(123,956)	29,456
Deferred rent payable	--	14,824
Other long-term liability	125,000	--

NET CASH (USED IN) PROVIDED BY
INVESTING ACTIVITIES	(28,113)	9,889

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(3,241,803)	(3,475,322)

NET CASH USED IN FINANCING ACTIVITIES	(3,241,803)	(3,475,322)

UNREALIZED LOSS ON FOREIGN CURRENCY
TRANSLATION	$(30,283)	$(9,387)

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

COMBINED STATEMENTS OF CASH FLOWS, Continued

For the Years Ended December 31, 2007 and 2006

	2007	2006
NET (DECREASE) INCREASE IN CASH	$(7,017)	$64,558
CASH - Beginning	157,746	93,188
CASH - Ending	$150,729	$157,746

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:

Interest	$684	$5,310
Income taxes	$47,816	$14,416

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - Nature of Business and Basis of Presentation

COSCO Capital Management LLC (“COSCO Management”) and its affiliates (Private Energy Securities, Inc. (“PESI”), COSCO Capital Texas LP (“COSCO Texas”), and COSCO Canada Ltd. (“COSCO Canada”)) provide corporate finance and investment banking services, including the arrangement of private placement financings of equity and debt securities issued by independent energy companies.

COSCO Management was organized on June 30, 1997 as a New York limited liability company. PESI was organized on March 4, 2003 as a Connecticut corporation. On January 1, 2004, PESI made an election to convert to a Subchapter S corporation. PESI is registered as a broker-dealer in securities with the Securities and Exchange Commission (“SEC”) and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). COSCO Texas was organized on December 30, 2003 as a Texas limited partnership. COSCO Canada was organized on November 19, 2002 as a Canadian limited company.

The accompanying combined financial statements include the accounts of COSCO Management and its affiliates and together are collectively referred to hereinafter as the “Company.” All material intercompany accounts and transactions have been eliminated in combination.

NOTE 2 - Summary of Significant Accounting Principles

Revenue Recognition
Transaction fees arising from investment banking services are recognized as revenue at the time the transaction is consummated.

Consulting and management fees arising from financial advisory services are recognized as revenue ratably over the terms of the related contracts.

Forum fees are recognized as revenue when the related forum is conducted.

Property and Equipment
Property and equipment are recorded at cost. Furniture and computer equipment and software are depreciated on the straight-line basis over the economic useful lives of the related assets, which range from three to seven years. Leasehold improvements are amortized on the straight-line basis over the lesser of their economic useful lives or the expected term of the related lease. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation and amortization are eliminated from the accounts and any resulting gain or loss is reflected in income.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Principles, continued

Income Taxes
The Company is not a taxpaying entity for U.S. federal income tax purposes. Company income or losses are reflected in the owners’ individual income tax returns in accordance with their ownership percentages and any related federal income tax liability is paid by the respective owner. Accordingly, no provision or liability for federal income taxes has been recorded in the accompanying combined financial statements. The income taxes provision within these combined financial statements represents the Texas gross margin tax and New York and Connecticut state and city unincorporated business taxes. COSCO Canada is subject to certain Canadian income tax laws.

The Company recognizes deferred tax assets or liabilities for the future tax consequences of events that have been recognized in its combined financial statements or tax returns. The accompanying combined financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The Company prepares its tax returns on a cash basis. Accordingly, the Company records deferred tax assets or liabilities for the increase or decrease in future years’ tax liabilities related to the temporary differences which arise by utilizing these two accounting methods.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Fair Value of Financial Instruments
The carrying amount of cash, accounts receivable, and accounts payable approximate their fair values because of the short-term nature of these financial instruments.

Foreign Currency Translation
Assets and liabilities related to the Company’s foreign operations are translated at year-end exchange rates while the related revenues and expenses are translated at average exchange rates prevailing during the year. Translation adjustments are recorded as a separate component of members’/stockholders’ equity.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Principles, continued

Comprehensive Income (Loss)

The Company reports comprehensive income (loss) and its components in its combined financial statements. Comprehensive income (loss) consists of net income and foreign currency translation adjustments affecting members’/stockholders’ equity that under accounting principles generally accepted in the United States of America are excluded from net income.

NOTE 3 - Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This statement defines fair value, establishes a framework for measuring fair value, and expands disclosure of fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and, accordingly, does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS No. 157 on its combined financial statements.

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. In February 2008, the FASB deferred the effective date of FIN 48 for nonpublic entities that have not yet issued to third parties a full set of annual financial statements that incorporate the recognition, measurement, and disclosure requirements of FIN 48. The Company is currently evaluating the impact of adopting FIN 48 on its combined financial statements.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 4 - Property and Equipment

Property and equipment consists of the following as of December 31, 2007 and 2006:

	2007	2006
Furniture	$77,417	$58,971
Computer equipment and software	57,158	55,360
Leasehold improvements	22,035	22,019
	156,610	136,350
Less: accumulated depreciation and amortization	(71,513)	(50,745)

Property and Equipment, Net	$85,097	$85,605

For the year ended December 31, 2007, the Company retired fully-depreciated computer equipment with an original book value of $8,897.

Depreciation and amortization for the years ended December 31, 2007 and 2006 was $29,665 and $21,484, respectively.

NOTE 5 - Other Long-Term Liability

The Company sold its profit-participation rights in a forum business to an unrelated third party in December 2007. As consideration for the sale, the Company received credits for advertising insertions in a magazine valued at $125,000. The advertising credits may be used at the rate of $25,000 per year for a period of five years, beginning on January 1, 2008 and ending on December 31, 2012. Accordingly, the Company recorded a total deferred gain on the sale amounting to $125,000 to be recognized pro-rata over the next five years.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 6 - Commitments and Contingencies

Operating Leases
The Company leases its office spaces in New York City, New York, Houston, Texas, Simsbury, Connecticut and Calgary, Alberta, Canada. The leases will begin to expire from January 2009 to December 2012. In addition, the Houston office subleases 50% of its space under an office-sharing agreement. The leases are considered operating leases and rent charged to operations for the years ended December 31, 2007 and 2006 was $122,236 and $102,826, respectively. As of December 31, 2007 and 2006, the Company recorded $11,194 and $14,824, respectively, in deferred rent payable, which represents the difference between the rent expense computed on the straight-line method and the Company’s actual rent payments.

Future minimum lease payments under the leases are as follows:

For the Year Ending
December 31,	Amount
2008	$225,509
2009	195,563
2010	186,131
2011	153,297
2012	154,724
Subtotal	915,224
Less: Sublease income	(362,824)
Total	$552,400

Litigation
From time to time, the Company may be a party to litigation arising in the normal course of business. Currently there is no material ongoing litigation. In January 24, 2008, the Company settled a dispute with a former consultant whereby the Company was required to pay this consultant $75,000. As of December 31, 2007 and 2006, this amount was included in accrued expenses and other current liabilities. On April 28, 2008, the Company settled a dispute with a former customer to recover damages for unpaid invoices. The Company was awarded a judgment for $141,112, but has not yet been received these funds.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 7 - Net Capital Requirements

PESI is subject to the SEC Uniform Net Capital Rule (“SEC Rule 15c3-1”), which requires the maintenance of a minimum net capital of $5,000 and requires that the ratio of aggregate indebtedness to net capital, as defined, shall not exceed 15 to 1. At December 31, 2007, PESI had net capital of $34,212, which exceeded required net capital by $29,212, and $18,396 aggregate indebtedness. At December 31, 2006, PESI had net capital of $33,220, which exceeded required net capital by $28,220, and $15,890 aggregate indebtedness. PESI’s ratio of aggregate indebtedness to net capital was 0.54 to 1 and 0.48 to 1 as of December 31, 2007 and 2006, respectively.

NOTE 8 - Related-Party Transactions

COSCO Management, COSCO Texas and COSCO Canada provided management and consulting services to PESI. During 2007 and 2006, these aggregate fees were $3,337,000 and $4,571,000, respectively, and have been eliminated in the accompanying combined financial statements.

NOTE 9 - Profit-Sharing Retirement Plan

The Company has a profit-sharing retirement plan covering all eligible employees and provides for discretionary contributions by the Company. For the years ended December 31, 2007 and 2006, contributions amounting to $130,800 and $142,000, respectively, were charged to operations.

NOTE 10 - Major Customers and Concentration of Credit Risk

Approximately 33% and 36% of the Company's revenues for the years ended December 31, 2007 and 2006, respectively, were derived from two customers. As of December 31, 2007 and 2006, no accounts receivable balances were due from these customers.

The Company’s customers are primarily concentrated in the United States. The Company performs ongoing credit evaluations, generally does not require collateral, and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends, and other information.

The Company maintains cash with major financial institutions. Cash is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000 at each institution. At times such amount may exceed the FDIC insured limits. The Company believes it is not exposed to any significant credit risks for cash.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 11 - Subsequent Event

On May 9, 2008, Rodman & Renshaw Capital Group, Inc. (NASDAQ: RODM) entered into an agreement (the “Agreement”) to acquire the operating assets of the Company (the “Acquisition”).

Under the terms of the Agreement, Rodman will pay cash consideration of $10.1 million, with $8.1 million paid at closing and $2.0 million payable over the ensuing two years. Additionally, Rodman will pay up to a maximum of $4.0 million over the 21-month period following closing in respect of certain revenue earned, but not yet received, under contracts being acquired and certain other incremental payments based upon achieving performance targets during the two-year period following closing.

The closing of the Acquisition, which is subject to the fulfillment of specified conditions, is expected to occur during the second quarter of 2008.

UNAUDITED INTERIM CONDENSED COMBINED FINANCIAL
STATEMENTS

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

CONDENSED COMBINED BALANCE SHEETS

March 31, 2008 (Unaudited) and December 31, 2007

ASSETS
	March 31,	December 31,
	2008	2007
	(Unaudited)

CURRENT ASSETS
Cash	$235,410	$150,729
Accounts receivable, net of allowance for doubtful
accounts of $138,643	56,632	377,418
Other current asset	25,000	25,000

Total Current Assets	317,042	553,147

PROPERTY AND EQUIPMENT, Net	105,071	85,097

OTHER ASSETS	96,987	107,538

TOTAL ASSETS	$519,100	$745,782

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

CONDENSED COMBINED BALANCE SHEETS

March 31, 2008 (Unaudited) and December 31, 2007

LIABILITIES AND MEMBERS'/STOCKHOLDERS' EQUITY

	March 31,	December 31,
	2008	2007
	(Unaudited)

CURRENT LIABILITIES
Accounts payable	$75,110	$47,117
Accrued expenses and other current liabilities	229,148	249,669

Total Current Liabilities	304,258	296,786

LONG-TERM LIABILITIES
Deferred rent payable, net of current portion	6,657	7,564
Other long-term liability, net of current portion	87,900	100,000

Total Long-Term Liabilities	94,557	107,564

TOTAL LIABILITIES	398,815	404,350

COMMITMENTS AND CONTINGENCIES

MEMBERS'/STOCKHOLDERS' EQUITY
Common stock, $0.01 par value; 20,000 shares authorized;
10,000 shares issued and outstanding	100	100
Additional paid-in capital	9,900	9,900
Accumulated other comprehensive loss	(5,812)	(38,400)
Members' equity/retained earnings	116,097	369,832

TOTAL MEMBERS'/STOCKHOLDERS' EQUITY	120,285	341,432

TOTAL LIABILITIES AND MEMBERS'/
STOCKHOLDERS' EQUITY	$519,100	$745,782

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

CONDENSED COMBINED STATEMENTS OF INCOME

For the Three Months Ended March 31, 2008 and 2007
(Unaudited)

	2008	2007
REVENUES	$1,275,163	$1,769,650
OPERATING EXPENSES
Selling, general and administrative	762,988	603,156
Depreciation and amortization	7,990	6,321
TOTAL OPERATING EXPENSES	770,978	609,477
INCOME BEFORE INCOME TAXES	504,185	1,160,173
INCOME TAXES - State and Local	10,877	13,315
NET INCOME	$493,308	$1,146,858

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

CONDENSED COMBINED STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31, 2008 and 2007
(Unaudited)

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$493,308	$1,146,858
Adjustments to reconcile net income to net cash used in
operating activities:
Depreciation and amortization	7,990	6,321
Deferred rent	(907)	(907)
Changes in operating assets and liabilities:
Accounts receivable	320,786	(189,962)
Accounts payable	27,993	66,873
Accrued expenses and other current liabilities	(20,521)	(10,706)

TOTAL ADJUSTMENTS	335,341	(128,381)

NET CASH PROVIDED BY OPERATING
ACTIVITIES	828,649	1,018,477

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(27,964)	(4,416)
Other assets	10,551	(1,416)
Other long-term liability	(12,100)	--

NET CASH USED IN INVESTING ACTIVITIES	(29,513)	(5,832)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(747,043)	(538,119)

NET CASH USED IN FINANCING ACTIVITIES	(747,043)	(538,119)

UNREALIZED GAIN ON FOREIGN CURRENCY
TRANSLATION	$32,588	$1,581

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

CONDENSED COMBINED STATEMENTS OF CASH FLOWS, Continued

For the Three Months Ended March 31, 2008 and 2007
(Unaudited)

	2008	2007
NET INCREASE IN CASH	$84,681	$476,107
CASH - Beginning	150,729	157,746
CASH - Ending	$235,410	$633,853
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$1,028	$-
Income taxes	$6,116	$2,192

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 - Nature of Business and Basis of Presentation

COSCO Capital Management LLC (“COSCO Management”) and its affiliates (Private Energy Securities, Inc. (“PESI”), COSCO Capital Texas LP (“COSCO Texas”), and COSCO Canada Ltd. (“COSCO Canada”)) provide corporate finance and investment banking services, including the arrangement of private placement financings of equity and debt securities issued by independent energy companies.

COSCO Management was organized on June 30, 1997 as a New York limited liability company. PESI was organized on March 4, 2003 as a Connecticut corporation. On January 1, 2004, PESI made an election to convert to a Subchapter S corporation. PESI is registered as a broker-dealer in securities with the Securities and Exchange Commission (“SEC”) and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). COSCO Texas was organized on December 30, 2003 as a Texas limited partnership. COSCO Canada was organized on November 19, 2002 as a Canadian limited company.

The accompanying condensed combined financial statements include the accounts of COSCO Management and its affiliates and together are collectively referred to hereinafter as the “Company.” All material intercompany accounts and transactions have been eliminated in combination.

NOTE 2 - Summary of Certain Significant Accounting Principles

Basis of Presentation
The condensed combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements and Article 10 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they do not contain all information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. T he condensed combined financial statements include the accounts of the Company. All significant intercompany balances and transactions have been eliminated in the condensed combined financial statements. In the opinion of management, the accompanying unaudited condensed combined financial statements contain all the adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the Company’s combined financial position, results of operations and cash flows for the periods presented. The combined results of operations for the three months ended March 31, 2008 and 2007 are not necessarily indicative of the operating results for the full fiscal year or any future period.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 2 - Summary of Significant Accounting Principles, continued

Basis of Presentation, continued
The combined balance sheet at December 31, 2007 has been derived from the audited financial statements at that date but does not include all of the information and notes required by U.S. generally accepted accounting principles for complete financial statements.

These unaudited condensed combined financial statements should be read in conjunction with the combined financial statements and related notes thereto included in the Company’s audited financial statements for the years ended December 31, 2007 and 2006.

Revenue Recognition
Transaction fees arising from investment banking services are recognized as revenue at the time the transaction is consummated.

Consulting and management fees arising from financial advisory services are recognized as revenue ratably over the terms of the related contracts.

Forum fees are recognized as revenue when the related forum is conducted.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3 - Commitments and Contingencies

Litigation
From time to time, the Company may be a party to litigation arising in the normal course of business. Currently there is no material ongoing litigation. In January 24, 2008, the Company settled a dispute with a former consultant whereby the Company was required to pay this consultant $75,000. As of March 31, 2008 and 2007 this amount was included in accrued expenses and other current liabilities. On April 28, 2008, the Company settled a dispute with a former customer to recover damages for unpaid invoices. The Company was awarded a judgment for $141,112, but has not yet been received these funds.

COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 4 - Related-Party Transactions

COSCO Management, COSCO Texas and COSCO Canada provided management and consulting services to PESI. During the three months ended March 31, 2008 and 2007, these aggregate fees were $1,150,000 and $595,000, respectively, and have been eliminated in the accompanying condensed combined financial statements.

NOTE 5 - Subsequent Event

On May 9, 2008, Rodman & Renshaw Capital Group, Inc. (“Rodman”) (NASDAQ: RODM) entered into an agreement (the “Agreement”) to acquire the operating assets of the Company (the “Acquisition”).

The Acquisition was closed on June 2, 2008 (the “Closing Date”).

Under the terms of the Agreement, the fixed purchase price is $10,100,000, $8,100,000 of which was paid at closing by the delivery of $6,075,000 in cash and 1,121,138 shares of restricted common stock of Rodman valued at $2,025,000. The $2,000,000 balance of the fixed purchase price is payable over the two year period following the Closing Date. Additionally, Rodman will pay (a) up to a maximum of $4,000,000 over the 21 month period following the Closing Date in respect of certain revenue earned, but not yet received, under contracts being acquired, and (b) certain other incremental payments based upon the acquired business achieving performance targets during the two year period following the Closing Date.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET AND CONDENSED COMBINED STATEMENTS OF INCOME OF
RODMAN & RENSHAW CAPITAL GROUP, INC. AND SUBSIDIARIES AND COSCO
CAPITAL MANAGEMENT LLC AND AFFILIATES

     The accompanying unaudited pro forma condensed combined balance sheet combines the unaudited historical balance sheets of Rodman & Renshaw Capital Group, Inc. and Subsidiaries (the “Company") and COSCO Capital Management LLC and Affiliates ("COSCO") As at March 31, 2008 as if the Company had consummated the acquisition of COSCO on March 31, 2008 instead of June 2, 2008.

     The accompanying unaudited pro forma condensed combined statements of operations combine the unaudited historical statement of operations of each of the Company and COSCO for the three months ended March 31, 2008 as if the Company had consummated the acquisition of COSCO on January 1, 2007. The accompanying unaudited pro forma condensed combined statements of operations also combine the audited historical statement of operations of the businesses of the Company and COSCO for the year ended December 31, 2007, as if the Company had consummated the acquisition of COSCO on January 1, 2007.

     The Company has presented the accompanying unaudited pro forma condensed balance sheet and statements of operations for informational purposes only. The accompanying unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of operations are not necessarily indicative of what the Company’s results of operations actually would have been had the Company completed the acquisition of COSCO on March 31, 2008 and January 1, 2007, respectively. In addition, the unaudited pro forma condensed combined statements of operations do not purport to project the future operating results of the combined companies. The accompanying unaudited pro forma condensed combined financial statements should be read in connection with the audited and unaudited historical financial statements of COSCO included herein, and the audited historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2007 and the unaudited historical condensed consolidated financial statements of the Company included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 previously filed with the Securities and Exchange Commission.

Rodman and Renshaw Capital Group, Inc
Pro Forma Condensed combined Balance Sheet
31-Mar-08

			Pro forma		Pro forma
ASSETS	Rodman	Cosco	Adjustments		Combined

Cash and cash equivalents	$38,774,139	$235,410	$(6,315,655	) 2(a)	$32,693,894
Financial Instruments	16,879,197				16,879,197
Private placement and other fees receivable	2,552,774	81,632			2,634,406
Due from clearing broker	995,624				995,624
Prepaid expenses	2,078,934				2,078,934
Deferred income taxes	1,540,829				1,540,829
Goodwill and other intangible assets	7,458,065		10,446,093	2(b)	17,904,158
Property and equipment, net	805,577	105,071			902,564
Other assets	265,870	96,987			370,941

TOTAL ASSETS	$71,351,009	$519,100	$4,130,438		$76,000,547

LIABILITIES AND MEMBERS' EQUITY

LIABILITIES
Securities sold, not yet purchased, at market value	$24,567				$24,567
Accrued compensation payable	3,120,983				3,120,983
Accounts payable and accrued expenses	4,130,959	304,258	1,751,939	2(c)	6,187,156
Due to affiliate	701,986				701,986
Unearned revenue	739,996				739,996
Long term liabilities	--	94,557	1,000,000	2(h)	1,094,557

TOTAL LIABILITIES	8,718,492	398,815	2,751,939		11,869,246

STOCKHOLDERS' EQUITY

Common stock	35,220	100	1,021	2(d)	36,341
Treasury stock	(612,621)				(612,621)
Additional Paid in capital	63,582,380	9,900	1,487,763	2(e)	65,080,043
Accumulated other comprehensive income	-	(5,812)	5,812	2(f)	-
(Deficit) Retained earnings	(372,462)	116,097	(116,097	) 2(g)	(372,462)

TOTAL STOCKHOLDERS' EQUITY	62,632,518	120,285	1,378,499		64,131,302

TOTAL LIABILITIES AND MEMBERS' EQUITY	$71,351,009	$519,100	$4,130,438		$76,000,547

Rodman and Renshaw Capital Group, Inc
Pro Forma Condensed combined Statements of Operations
31-Mar-08

				Pro forma		Pro forma
	Rodman	Cosco		Adjurments		Combined
REVENUES
Investment banking	$8,902,176	$1,275,163	$			$10,177,339
Principal transactions	4,341,699					4,341,699
Commissions	1,563,365					1,563,365
Conference fees	0					-
Interest and other income	373,772					373,772
TOTAL REVENUES	15,181,012	1,275,163				16,456,175

EXPENSES
Employee compensation and benefits	8,251,226	290,196				8,541,422
Other employee benefits	110,722					110,722
Broker dealer commissions	92,945					92,945
Conferences	308,845	7,117				315,962
Professional and consulting fees	948,539	323,415				1,271,954
Business development	811,586	38,546				850,132
Communication and data processing	560,127	46,282				606,409
Office	125,417	4,537				129,954
Occupancy and equipment rentals	317,996	42,413				360,409
Clearance and execution charges	76,854					76,854
Depreciation and amortization	137,239	7,990		55,961	2(i)	201,190
Impairment of goodwill	1,065,000					1,065,000
Miscellaneous	289,789	10,482				300,271

TOTAL EXPENSES	13,096,284	770,978		55,961		13,923,223

INCOME BEFORE INCOME TAXES AND
MINORITY INTERESTS	2,084,728	504,185		(55,961)		2,532,952

INCOME TAXES	(987,285)	(10,877)		(216,006	) 2(j)	(1,214,168)

NET INCOME FROM CONTINUING OPERATIONS	1,097,443	493,308		(271,967)		1,318,784

Discontinued Operations	-	-		-		-

Net Income	$1,097,443	$493,308		$(271,967)		$1,318,784
Basic per share	$0.04
Diluted per share	$0.04

Weighted average shares of common stock
outstanding used in computing basic net income per share	32,927,297			280,285	2(n)	33,207,582

Weighted average shares of common stock
outstanding used in computing diluted net income per share	32,244,200			280,285		33,524,485

Rodman and Renshaw Capital Group, Inc
Pro Forma Condensed combined Statements of Operations
31-Dec-07

				Pro forma		Pro forma
	Rodman	Cosco		Adjurments		Combined
REVENUES
Investment banking	$57,333,683	$5,831,404	$			$63,165,087
Principal transactions	3,836,295					3,836,295
Commissions	6,913,476					6,913,476
Conference fees	2,472,013					2,472,013
Interest and other income	883,071					883,071
TOTAL REVENUES	71,438,538	5,831,404				77,269,942

EXPENSES
Employee compensation and benefits	40,435,644	1,257,931				41,693,575
Other employee benefits	498,032					498,032
Broker dealer commissions	1,094,026					1,094,026
Conferences	5,903,295	21,818				5,925,113
Professional and consulting fees	6,236,223	506,976				6,743,199
Business development	3,005,706	234,708				3,240,414
Communication and data processing	1,980,612	93,709				2,074,321
Office	1,001,292	26,272				1,027,564
Occupancy and equipment rentals	1,085,393	134,640				1,220,033
Clearance and execution charges	504,789					504,789
Depreciation and amortization	604,868	29,665		223,845	2(k)	858,378
Impairment of goodwill	-					-
Miscellaneous	1,050,784	55,646				1,106,430

TOTAL EXPENSES	63,400,664	2,361,365		223,845		65,985,874

OPERATING INCOME	8,037,874					8,037,874

INTEREST EXPENSES	(3,771,570)					(3,771,570)

INCOME BEFORE INCOME TAXES AND
MINORITY INTERESTS	4,266,304	3,470,039		(223,845)		7,512,498

INCOME TAX BENEFITS (EXPENSES)	440,066	(61,128)		(767,005	) 2(l)	(449,195)

INCOME BEFORE MINORUTY INTERESTS	4,706,370	3,408,911		(990,850		7,063,303

MINORITY INTERESTS IN LOSS OF SUBSIDIARIES	35,867					35,867

NET INCOME FROM CONTINUING OPERATIONS	4,742,237	3,408,911		(990,850)		7,099,170

DISCONTINUED OPERATIONS	16,596					16,596

NET INCOME	$4,758,833	$3,408,911		$(990,850)		$7,115,766

Basic per share data:
Net income from continuing operations per share	$0.29
Income from discontinued operations per share	0.00
Basic net income per share	$0.29

Diluted per share data:
Net income from continuing operations per share	$0.28
Income from discontinued operations per share	0.00
Diluted net income per share	$0.28

Weighted average shares of common stock outstanding
used in computing basic net income per share	23,039,216			1,121,138	2(m)	26,160,356

Weighted average shares of common stock outstanding
used in computing diluted net income per share	24,023,897			1,121,138		25,145,035

RODMAN & RENSHAW CAPITAL GROUP, INC. AND SUBSIDIARIES AND
COSCO CAPITAL MANAGEMENT LLC AND AFFILIATES

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 -ACQUISITION

     On June 2, 2008 (the “Closing Date”), the Rodman & Renshaw Capital Group, Inc. (“Rodman”) acquired all the operating assets of COSCO Capital Management LLC, COSCO Capital Texas LP and Private Energy Securities, Inc. (collectively, “COSCO”), related companies that provide investment banking services to the oil and gas sectors, principally in the United States and Canada. Under the terms of the acquisition agreement, the fixed purchase price is $10.1 million, $8.1 million of which was paid at closing by the delivery of $6.1 million in cash and 1,121,138 shares of restricted common stock of Rodman valued at $2.0 million. The $2.0 million balance of the fixed purchase price is payable over the two year period following the Closing Date. Rodman and its subsidiaries (the “Company”) recorded $10.4 million of goodwill and other intangible assets which includes the total amount of the purchase price less a 25.99% discount (of the $2.0 million Common Stock Value) due to a six-month selling restriction on the restricted shares using a protective put model and $0.2 million of legal and accounting fees associated with the acquisition and additional contingent consideration under the terms of the purchase agreement of $0.6 million payable in cash and common stock. The allocation of the purchase price is preliminary and estimates and assumptions are subject to change. The primary areas of the purchase price allocation that are not yet finalized relate to the valuation of intangible assets and goodwill the Company estimates that the allocation to other intangible assets will be up to 15% from the goodwill, and the expected period of benefit will be 7 years.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed combined balance sheet give effect to the purchase of COSCO as if the transaction had occurred on March 31, 2008.

Purchase price	$10,100,000
Adjusted to purchase price	(526,216)
Adjusted purchase price	9,573,784
Legal expenses related to the acquisition	240,655
Revenue commitment	631,654
Adjusted purchase price allocated to goodwill and other intangible assets	10,446,093
Allocation to customer list	1,566,914
Allocation to goodwill	$8,879,179

a.	Adjusted to record the cash portion of the acquisition price of $6,075,000 and legal expenses paid related to the acquisition of $240,655.
b.	Adjusted to record goodwill of $8,879,179 and estimated of other intangible assets (customer list) of $1,566,914 related to the acquisition.
c.	Adjusted to record accrual of additional costs of $1,000,000 related to the purchase price which due one year from the acquisition date, $631,654 related to revenue commitment and working capital payable to COSCO’s former shareholders of $120,285.
d.	To record the issuance of 1,121,138 shares ($0.001 per share) to COSCO shareholders as part of the acquisition costs and eliminate the $100 of COSCO common stock.
e.	To record the issuance of shares to COSCO shareholders as part of the acquisition costs of $1,497,663 and to eliminate COSCO's $9,900 paid in capital.
f.	Adjusted for the elimination of the equity account of COSCO.
g.	Adjusted for the elimination of the equity account of COSCO.
h.	To record additional costs of $1,000,000 which due two years from the acquisition date.
Pro forma adjustments to the unaudited pro forma combined condensed consolidated statement of operations for the three month period ended March 31, 2008 and for the year ended December 31, 2007.
i.	To record the amortization of customer list of $55,961 which is estimated to be over 7 years.
j.	To adjust COSCO tax expense to a corporate rate of 45%.
k.	To record the amortization of customer list of $223,845 which is estimated to be over 7 years.
l.	To adjust COSCO tax rate to Rodman’s tax rate of 45% for the second half of 2007.
m.	To adjust the weighted average of shares due to the issuance of 1,121,138 shares as part of the acquisition costs.
n.	To adjust the weighted average of shares of 280,285 due to the issuance of 1,121,138 shares as part of the acquisition costs.